UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2010

AnchorBanCorp Wisconsin Inc.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	000-20006 (Commission File Number)	39-1726871 (IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin (Address of principal executive offices)	53703 (Zip Code)
Registrant’s telephone number, including area code: 608-252-8982

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events. Financial Statements and Exhibits.
On July 27, 2010, AnchorBank, fsb, a wholly owned subsidiary of Anchor Bancorp Wisconsin, Inc., (ABCW) issued a press release announcing the completion of the sale of four Green Bay area branches to Nicolet National Bank. A copy of the press release is attached hereto as Exhibit 99.1. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT #	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated July 27, 2010.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AnchorBanCorp Wisconsin Inc. (Registrant)
July 28, 2010	/s/ DALE C. RINGGENBERG
(Date)	Dale C. Ringgenberg
Senior Vice President, Chief Financial Officer

Exhibit Index
99.1	Press release dated July 27, 2010.